As filed with the Securities and Exchange Commission on March 10, 2009

Registration No. 333-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM S-8

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

EXELIXIS, INC.

(Exact name of registrant as specified in its charter)

Delaware	04-3257395
(State of Incorporation)	(I.R.S. Employer Identification No.)

249 East Grand Ave.

P.O. Box 511

South San Francisco, CA 94083-0511

(650) 837-7000

(Address of principal executive offices)

2000 EQUITY INCENTIVE PLAN

2000 NON-EMPLOYEE DIRECTORS’ STOCK OPTION PLAN

AMENDED AND RESTATED EXELIXIS, INC. 401(k) PLAN

(Full title of the plans)

George A. Scangos

Chief Executive Officer

Exelixis, Inc.

249 East Grand Ave.

P.O. Box 511

South San Francisco, CA 94083-0511

(650) 837-7000

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

James B. Bucher, Esq. Vice President, Corporate Legal Affairs and Secretary Exelixis, Inc. 249 East Grand Ave. P.O. Box 511 South San Francisco, CA 94083-0511	Suzanne Sawochka Hooper, Esq. Cooley Godward Kronish LLP Five Palo Alto Square 3000 El Camino Real Palo Alto, CA 94306-2155

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☐	Accelerated filer ☒	Non-accelerated filer ☐	Smaller reporting company ☐
(Do not check if a smaller reporting company)

CALCULATION OF REGISTRATION FEE

Title of Securities to be Registered	Amount to be Registered (1)	Proposed Maximum Offering Price per Share (2)	Proposed Maximum Aggregate Offering Price (2)	Amount of Registration Fee
Common Stock (par value $.001 per share)	7,585,468 shares	$4.41	$33,451,914	$1,315

(1)	Pursuant to Rule 416(a) under the Securities Act of 1933, as amended (the “Securities Act”), this registration statement shall also cover any additional shares of the registrant’s common stock that become issuable under the 2000 Equity Incentive Plan, 2000 Non-Employee Directors’ Stock Option Plan or Amended and Restated Exelixis, Inc. 401(k) Plan by reason of any stock dividend, stock split, recapitalization or any other similar transaction.

(2)	Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(h). The price per share and aggregate offering price are based upon the average of the high and low prices of registrant’s common stock on March 6, 2009, as reported on the Nasdaq Global Select Market. The following chart illustrates the calculation of the registration fee:

Title of Shares to be Registered	Amount to be Registered	Proposed Maximum Offering Price Per Share	Proposed Maximum Aggregate Offering Price
Shares issuable pursuant to the 2000 Equity Incentive Plan	6,161,277	$4.41	$27,171,232
Shares issuable pursuant to the 2000 Non-Employee Directors’ Stock Option Plan	924,191	$4.41	$4,075,682
Shares issuable pursuant to the Amended and Restated Exelixis, Inc. 401(k) Plan	500,000	$4.41	$2,205,000
Proposed Maximum Aggregate Offering Price			$33,451,914

Approximate date of commencement of proposed sale to the public: as soon as practicable after this registration statement becomes effective.

EXPLANATORY NOTE

This registration statement on Form S-8 is being filed for the purpose of registering an additional: (i) 6,161,277 shares of the registrant’s common stock to be issued pursuant to the registrant’s 2000 Equity Incentive Plan, (ii) 924,191 shares of the registrant’s common stock to be issued pursuant to the registrant’s 2000 Non-Employee Directors’ Stock Option Plan and (iii) 500,000 shares of the registrant’s common stock to be issued pursuant to the Amended and Restated Exelixis, Inc. 401(k) Plan. Accordingly, pursuant to General Instruction E to Form S-8, the contents of the earlier registration statements relating to the 2000 Equity Incentive Plan, 2000 Non-Employee Directors’ Stock Option Plan and the Amended and Restated Exelixis, Inc. 401(k) Plan (File Nos. 333-35862, 333-57026, 333-82722, 333-82724, 333-102770, 333-113472, 333-124536, 333-133237, 333-147063 and 333-149834 previously filed with the SEC on April 28, 2000, March 14, 2001, February 14, 2002, February 14, 2002, January 28, 2003, March 10, 2004, May 2, 2005, April 12, 2006, October 31, 2007 and March 20, 2008, respectively) are hereby incorporated by reference in this registration statement, except as otherwise set forth herein.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

The following documents filed by Exelixis, Inc. (the “Company”) with the Securities and Exchange Commission (the “Commission”) are incorporated by reference into this registration statement:

•	The Company’s latest Annual Report on Form 10-K for the year ended January 2, 2009, filed on March 10, 2009.

•

The description of the Company’s common stock that is contained in a registration statement on Form 8-A (File No. 000-30235), filed with the Commission on April 6, 2000 pursuant to Section 12 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including any amendment or report filed for the purpose of updating such description.

All reports and other documents subsequently filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act after the date of this registration statement and prior to the filing of a post-effective amendment that indicates that all securities offered have been sold or that deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be a part of this registration statement from the date of the filing of such reports and documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this registration statement to the extent that a statement contained herein, or in any other subsequently filed document that also is or is deemed to be incorporated by reference herein, modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this registration statement.

EXHIBITS

Exhibit Number	Description

4.1	Amended and Restated Certificate of Incorporation of Exelixis, Inc. (1)

4.2	Certificate of Amendment of Amended and Restated Certificate of Incorporation of Exelixis, Inc. (2)

4.3	Amended and Restated Bylaws of Exelixis, Inc. (3)

4.4	Specimen Common Stock Certificate. (1)

4.5	Form of Warrant, dated June 9, 2005, to purchase 750,000 shares of Exelixis, Inc. common stock in favor of Symphony Evolution Holdings LLC. (4)

4.6	Form of Warrant, dated June 13, 2006, to purchase 750,000 shares of Exelixis, Inc. common stock in favor of Symphony Evolution Holdings LLC. (5)

4.7	Warrant Purchase Agreement, dated June 9, 2005, between Exelixis, Inc. and Symphony Evolution Holdings LLC. (4)

4.8	Form Warrant to Purchase Common Stock of Exelixis, Inc. issued or issuable to Deerfield Private Design Fund, L.P., Deerfield Private Design International, L.P., Deerfield Partners, L.P. and Deerfield International Limited. (6)

4.9	Fourth Amended and Restated Registration Rights Agreement, dated February 26, 1999, among Exelixis, Inc. and certain Stockholders of Exelixis, Inc. (1)

4.10	Registration Rights Agreement, dated October 18, 2004, by and among Exelixis, Inc., X-Ceptor Therapeutics, Inc., and certain holders of capital stock of X-Ceptor Therapeutics, Inc. listed in Annex I thereto. (7)

4.11	Registration Rights Agreement, dated October 18, 2004, by and among Exelixis, Inc., X-Ceptor Therapeutics, Inc., and certain holders of capital stock of X-Ceptor Therapeutics, Inc. listed in Annex I thereto. (7)

4.12	Registration Rights Agreement, dated June 9, 2005, between Exelixis, Inc. and Symphony Evolution Holdings LLC. (4)

4.13	Registration Rights Agreement between Exelixis, Inc. and Deerfield Private Design Fund, L.P., Deerfield Private Design International, L.P., Deerfield Partners, L.P. and Deerfield International Limited dated June 4, 2008. (6)

5.1	Opinion of Cooley Godward Kronish LLP.

23.1	Consent of Independent Registered Public Accounting Firm.

23.2	Consent of Cooley Godward Kronish LLP is contained in Exhibit 5.1 to this registration statement.

24.1	Power of Attorney is contained on the signature pages to this registration statement.

99.1	2000 Equity Incentive Plan. (8)

99.2	2000 Non-Employee Directors’ Stock Option Plan. (9)

Exhibit Number	Description

99.3	Exelixis, Inc. 401(k) Plan. (10)

99.4	Form of Stock Option Agreement under the 2000 Equity Incentive Plan (early exercise permissible). (11)

99.5	Form of Stock Option Agreement under the 2000 Equity Incentive Plan (early exercise may be restricted). (12)

99.6	Form of Stock Option Agreement under the 2000 Non-Employee Directors’ Stock Option Plan. (11)

99.7	Exelixis, Inc. 401(k) Plan Adoption Agreement. (10)

99.8	Amended and Restated Exelixis, Inc. 401(k) Plan.

(1)	Filed as an exhibit to Exelixis, Inc.’s Registration Statement on Form S-1 (File No. 333-96335), filed with the Securities and Exchange Commission on February 7, 2000, as amended, and incorporated herein by reference.

(2)	Filed as an exhibit to Exelixis, Inc.’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2004, filed with the Securities and Exchange Commission on August 5, 2004 and incorporated herein by reference.

(3)	Filed as an exhibit to Exelixis, Inc.’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on October 4, 2007 and incorporated herein by reference.

(4)	Filed as an exhibit to Exelixis, Inc.’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2005, filed with the Securities and Exchange Commission on August 9, 2005 and incorporated herein by reference.

(5)	Filed as an exhibit to Exelixis, Inc.’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on June 15, 2006 and incorporated herein by reference.

(6)	Filed as an exhibit to Exelixis, Inc.’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on June 9, 2008 and incorporated herein by reference.

(7)	Filed as an exhibit to Exelixis, Inc.’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on October 21, 2004 and incorporated herein by reference.

(8)	Filed as an exhibit to Exelixis, Inc.’s Quarterly Report on Form 10-Q for the quarter ended March 30, 2007, filed with the Securities and Exchange Commission on May 3, 2007 and incorporated herein by reference.

(9)	Filed as an exhibit to Exelixis, Inc.’s Annual Report on Form 10-K for the fiscal year ended December 28, 2007, filed with the Securities and Exchange Commission on February 25, 2008 and incorporated herein by reference.

(10)	Filed as an exhibit to Exelixis, Inc.’s Registration Statement on Form S-8 (File No. 333-82724), filed with the Securities and Exchange Commission on February 14, 2002 and incorporated herein by reference.

(11)	Filed as an exhibit to Exelixis, Inc.’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2004, filed with the Securities and Exchange Commission on November 8, 2004 and incorporated herein by reference.

(12)	Filed as an exhibit to Exelixis, Inc.’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on December 15, 2004 and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of South San Francisco, State of California, on March 10, 2009.

EXELIXIS, INC.

By:	/s/ George A. Scangos, Ph.D.
George A. Scangos, Ph.D.
President and Chief Executive Officer

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints George A. Scangos, James B. Bucher and Frank Karbe, and each or any one of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ George A. Scangos, Ph.D. George A. Scangos, Ph.D.	Director, President and Chief Executive Officer (Principal Executive Officer)	March 10, 2009

/s/ Frank Karbe Frank Karbe	Chief Financial Officer (Principal Financial and Accounting Officer)	March 10, 2009

/s/ Stelios Papadopoulos, Ph.D. Stelios Papadopoulos, Ph.D.	Chairman of the Board	March 10, 2009

/s/ Charles Cohen, Ph.D. Charles Cohen, Ph.D.	Director	March 10, 2009

/s/ Carl B. Feldbaum, Esq. Carl B. Feldbaum, Esq.	Director	March 10, 2009

/s/ Alan M. Garber, M.D., Ph.D. Alan M. Garber, M.D., Ph.D.	Director	March 10, 2009

/s/ Vincent Marchesi, M.D., Ph.D. Vincent Marchesi, M.D., Ph.D.	Director	March 10, 2009

/s/ Frank McCormick, Ph.D. Frank McCormick, Ph.D.	Director	March 10, 2009

/s/ George Poste, D.V.M., Ph.D. George Poste, D.V.M., Ph.D.	Director	March 10, 2009

/s/ Lance Willsey, M.D. Lance Willsey, M.D.	Director	March 10, 2009

/s/ Jack L. Wyszomierski Jack L. Wyszomierski	Director	March 10, 2009

EXHIBIT INDEX

Exhibit Number	Description

4.1	Amended and Restated Certificate of Incorporation of Exelixis, Inc. (1)

4.2	Certificate of Amendment of Amended and Restated Certificate of Incorporation of Exelixis, Inc. (2)

4.3	Amended and Restated Bylaws of Exelixis, Inc. (3)

4.4	Specimen Common Stock Certificate. (1)

4.5	Form of Warrant, dated June 9, 2005, to purchase 750,000 shares of Exelixis, Inc. common stock in favor of Symphony Evolution Holdings LLC. (4)

4.6	Form of Warrant, dated June 13, 2006, to purchase 750,000 shares of Exelixis, Inc. common stock in favor of Symphony Evolution Holdings LLC. (5)

4.7	Warrant Purchase Agreement, dated June 9, 2005, between Exelixis, Inc. and Symphony Evolution Holdings LLC. (4)

4.8	Form Warrant to Purchase Common Stock of Exelixis, Inc. issued or issuable to Deerfield Private Design Fund, L.P., Deerfield Private Design International, L.P., Deerfield Partners, L.P. and Deerfield International Limited. (6)

4.9	Fourth Amended and Restated Registration Rights Agreement, dated February 26, 1999, among Exelixis, Inc. and certain Stockholders of Exelixis, Inc. (1)

4.10	Registration Rights Agreement, dated October 18, 2004, by and among Exelixis, Inc., X-Ceptor Therapeutics, Inc., and certain holders of capital stock of X-Ceptor Therapeutics, Inc. listed in Annex I thereto. (7)

4.11	Registration Rights Agreement, dated October 18, 2004, by and among Exelixis, Inc., X-Ceptor Therapeutics, Inc., and certain holders of capital stock of X-Ceptor Therapeutics, Inc. listed in Annex I thereto. (7)

4.12	Registration Rights Agreement, dated June 9, 2005, between Exelixis, Inc. and Symphony Evolution Holdings LLC. (4)

4.13	Registration Rights Agreement between Exelixis, Inc. and Deerfield Private Design Fund, L.P., Deerfield Private Design International, L.P., Deerfield Partners, L.P. and Deerfield International Limited dated June 4, 2008. (6)

5.1	Opinion of Cooley Godward Kronish LLP.

23.1	Consent of Independent Registered Public Accounting Firm.

23.2	Consent of Cooley Godward Kronish LLP is contained in Exhibit 5.1 to this registration statement.

24.1	Power of Attorney is contained on the signature pages to this registration statement.

99.1	2000 Equity Incentive Plan. (8)

99.2	2000 Non-Employee Directors’ Stock Option Plan. (9)

Exhibit Number	Description

99.3	Exelixis, Inc. 401(k) Plan. (10)

99.4	Form of Stock Option Agreement under the 2000 Equity Incentive Plan (early exercise permissible). (11)

99.5	Form of Stock Option Agreement under the 2000 Equity Incentive Plan (early exercise may be restricted). (12)

99.6	Form of Stock Option Agreement under the 2000 Non-Employee Directors’ Stock Option Plan. (11)

99.7	Exelixis, Inc. 401(k) Plan Adoption Agreement. (10)

99.8	Amended and Restated Exelixis, Inc. 401(k) Plan.

(1)	Filed as an exhibit to Exelixis, Inc.’s Registration Statement on Form S-1 (File No. 333-96335), filed with the Securities and Exchange Commission on February 7, 2000, as amended, and incorporated herein by reference.

(2)	Filed as an exhibit to Exelixis, Inc.’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2004, filed with the Securities and Exchange Commission on August 5, 2004 and incorporated herein by reference.

(3)	Filed as an exhibit to Exelixis, Inc.’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on October 4, 2007 and incorporated herein by reference.

(4)	Filed as an exhibit to Exelixis, Inc.’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2005, filed with the Securities and Exchange Commission on August 9, 2005 and incorporated herein by reference.

(5)	Filed as an exhibit to Exelixis, Inc.’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on June 15, 2006 and incorporated herein by reference.

(6)	Filed as an exhibit to Exelixis, Inc.’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on June 9, 2008 and incorporated herein by reference.

(7)	Filed as an exhibit to Exelixis, Inc.’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on October 21, 2004 and incorporated herein by reference.

(8)	Filed as an exhibit to Exelixis, Inc.’s Quarterly Report on Form 10-Q for the quarter ended March 30, 2007, filed with the Securities and Exchange Commission on May 3, 2007 and incorporated herein by reference.

(9)	Filed as an exhibit to Exelixis, Inc.’s Annual Report on Form 10-K for the fiscal year ended December 28, 2007, filed with the Securities and Exchange Commission on February 25, 2008 and incorporated herein by reference.

(10)	Filed as an exhibit to Exelixis, Inc.’s Registration Statement on Form S-8 (File No. 333-82724), filed with the Securities and Exchange Commission on February 14, 2002 and incorporated herein by reference.

(11)	Filed as an exhibit to Exelixis, Inc.’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2004, filed with the Securities and Exchange Commission on November 8, 2004 and incorporated herein by reference.

(12)	Filed as an exhibit to Exelixis, Inc.’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on December 15, 2004 and incorporated herein by reference.